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                                  EXHIBIT 10.7

       Fourth Amendment Dated March 18, 1993 to License Agreement Between
         the Company and the Massachusetts Institute of Technology dated
                         December 14, 1987, as Amended


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                                FOURTH AMENDMENT

         This Amendment with Effective Date of March 19, 1993 is to the License Agreement between M.I.T. and Matritech, Inc. with the Effective Date of December 14, 1989.

         The parties thereto hereby agree that the time specified for completion of the milestone identified in paragraph 3.2(c) be extended until June 30, 1994.


Agreed to for:


MATRITECH, INC.                                      MASSACHUSETTS INSTITUTE
                                                     OF TECHNOLOGY

By /s/ Stephen D. Chubb                      By /s/ John T. Preston
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Title  President and CEO                     Title Director Technology
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Date March 18, 1993                          Date March 18, 1993
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